UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2002

LABOR READY, INC.
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	91-1287341 (IRS Employer Identification No.)

1015 A Street
Tacoma, Washington 98402
(Address of principal executive offices, including zip code)

(253) 383-9101
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On June 14, 2002, Labor Ready, Inc. filed a press release, which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  Exhibits

Exhibit Number	Description
99.1	Press Release dated June 14, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2002

LABOR READY, INC.
By:	/s/ JOSEPH P. SAMBATARO, JR. Chief Executive Officer